UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2024

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2024, Velo3D, Inc. (the “Company”) entered into an Intellectual Property License and Support Services Agreement (the “Agreement”) with Space Exploration Technologies Corp. (“SPACEX”) granting SpaceX a non-exclusive license to the Company’s additive manufacturing technologies. In consideration for the license, SPACEX has agreed to pay the Company a license fee of $5,000,000 in the aggregate payable in two tranches as follows: (a) $2,500,000 to be paid within three business days of the Company initiating delivery of the technologies; and (b) $2,500,000 to be paid within three business days following completion by the Company of delivery of the technologies. Further, for the provision of certain related engineering and other support services by the Company under the Agreement, SPACEX will pay the Company $3,000,000 in the aggregate, which amount will be invoiced by the Company in arrears, based on actual services provided to SPACEX. The Agreement is effective until terminated in accordance with its terms as provided in the Agreement. This summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

In connection with its entry into the Agreement, the Company also entered into a Limited Consent with the note holders (collectively, the “Note Holders”). The Note Holders hold a series of notes of the Company in the aggregate principal amount of $28,416,667 (the “Notes”). As required by the terms of the Notes, under the Limited Consent, the Note Holders consented to the Company’s entry into the Agreement upon the condition that the Company must utilize 50% of the fees received by the Company under the Agreement to redeem outstanding principal and accrued but unpaid interest under the Notes. This summary of the Limited Consent is qualified in its entirety by reference to the full text of the Limited Consent, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	License and Support Services Agreement, effective September 12, 2024, by and among Space Exploration Technologies Corp., Velo3D, Inc. and Velo3D US, Inc.
10.2	Limited Consent dated September 12, 2024 by and between Velo3D, Inc., Note Holders, and U.S. Bank Trust Company, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	September 13, 2024	By:	/s/ Bradley Kreger
		Name:	Bradley Kreger
		Title:	Chief Executive Officer